J.P. MORGAN INCOME FUNDS

JPMorgan Limited Duration Bond Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated February 17, 2012

to the Summary Prospectuses dated July 1 2011

Proposed Change in Investment Objective for JPMorgan Limited Duration Bond Fund

The Board of Trustees (the “Board”) of JPMorgan Trust II (the “Trust”) has approved, subject to shareholder approval, amending the JPMorgan Limited Duration Bond Fund’s (the “Fund”) fundamental investment objective as follows:

Current Investment Objective	Proposed Investment Objective
The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.	The Fund seeks a high level of current income consistent with low volatility of principal.

The proposed investment objective would eliminate the language from the current investment objective that limits the types of securities that the Fund may use to implement its investment objective. The past several years have been marked by ongoing market volatility, persistent weakness in the housing market and uncertainty in both U.S. and global markets. The Fund’s investment adviser, J.P. Morgan Investment Management Inc. (“JPMIM”), believes and the Fund’s Board concurs that the investment objective should be amended so that the Fund has greater flexibility to respond to changing market conditions in implementing the Fund’s limited duration strategy.

Shareholders as of the record date, February 28, 2012, will be asked to approve the proposed investment objective at a special meeting of shareholders to take place on or about May 2, 2012. If approved by shareholders, the amendment to the investment objective will go into effect on the date the amendment is approved. Concurrent with the amendment to the investment objective, the following disclosure will be deleted from the prospectus: “The Fund seeks to implement its duration strategy through the purchase of a portfolio of short-term securities. A “portfolio of short-term securities”, under normal market conditions, will have a weighted average life of three years or less at the time of investment, although, under certain market conditions, may be longer than three years.”

Also, the first paragraph of the summary prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus, dated July 1, 2011, as supplemented, and Statement of Additional Information, dated July 1, 2011 as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-LDB-212